EXHIBIT NUMBER 10.47

                   FIRST AMENDMENT AND WAIVER TO POSTPETITION

              CREDIT AGREEMENT AND POSTPETITION SECURITY AGREEMENT

         THIS FIRST AMENDMENT AND WAIVER, dated as of October 7, 1997 (this "Amendment") to the POSTPETITION CREDIT AGREEMENT and the POSTPETITION SECURITY AGREEMENT, each dated as of September 5, 1997 (the "Credit Agreement" and the "Security Agreement," respectively), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession ("LFI"), LEVITZ FURNITURE COMPANY, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFR"), LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession ("LSS"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession ("LFC Midwest"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession ("LFC Pacific"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession ("LFC Washington") LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession ("LFC Midwest Realty"), LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession ("LFC Pacific Realty"), LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession ("LFC Washington Realty"), JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession ("JMS") and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession ("JMS Realty") (LFI, LFC, LFR, LSS, LFC Midwest, LFC Pacific, LFC Washington, LFC Midwest Realty, LFC Pacific Realty, LFC Washington Realty, JMS and JMS Realty sometimes hereinafter individually called a "Borrower" and collectively called the "Borrowers"); each Revolving Lender and Term Lender signatories hereto (collectively the "Lenders"), and BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter called "BTCC"), acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, hereinafter called the "Agent"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement and the Security Agreement.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers and the Lenders are parties to the Credit Agreement.

         B. The Borrowers and BTCC are parties to the Security Agreement.

         C. The Borrowers have requested the Lenders and the Agent to amend and to waive the Credit Agreement and the Security Agreement in certain respects.

         D. The Lenders and the Agent have agreed to amend and to waive the Credit Agreement and the Security Agreement as requested on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         1.1 Section 7.15 of the Credit Agreement is hereby amended by deleting the term "no fewer than 20 of the store locations" and replacing such term with the term "no fewer than 18 of the store locations".

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         1.2 Section 8.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it as follows:

            8.1 Minimum EBITDA. At the end of each period beginning on the Petition Date and ending on the last day of each month set forth below, EBITDA for such period shall be an amount not less than the following:

              PERIOD FROM PETITION
                 DATE TO END OF                           AMOUNT
              --------------------                    -------------

              October 1997                            $(12,400,000)
              November 1997                             (8,000,000)
              December 1997                             (4,500,000)
              January 1998                              (2,900,000)
              February 1998                             (2,100,000)
              March 1998                                  (100,000)

         1.3 Section 8.6 of the Credit Agreement is hereby amended by deleting subsections (iv) and (v) in their entirety, respectively, and replacing such subsections as follows:

             (iv) sales or other dispositions of Inventory sold or transferred outside of the ordinary course of business for cash or Cash Equivalents and for not less than the fair market value so long as such sale or disposition is approved by the Bankruptcy Court, (v) obsolete or worn out property disposed of in the ordinary course of business and (vi) to any Borrower.

         1.4 Section 9.2 of the Credit Agreement is hereby amended by deleting the terms "four (4) Business Days'" and "four (4) business days" in subsection
(b) and (d), respectively, thereof and replacing such terms with the term "five
(5) Business Days'".

         2. AMENDMENT TO SECURITY AGREEMENT.

         2.1 Section 2(J) of the Security Agreement is hereby amended by deleting the term ",including without limitation all causes of action of the Grantors pursuant to the Bankruptcy Code".

         3. WAIVER TO CREDIT AGREEMENT.

         3.1 Authority. To the extent that the granting of a security interest in the Borrowers' leasehold properties in favor of the Collateral Agent pursuant to (I) any Credit Document or (ii) the Permanent Financing Order results in the breach or termination of, or constitutes a default under any of the Borrowers' real property leases under Section 6.2(v) of the Credit Agreement, each of the Lenders waives any Event of Default that may arise under Section 9.2(c) of the Credit Agreement as a result of such breach, termination or default.

         4. CONDITIONS PRECEDENT.

         This Amendment shall become effective upon satisfaction of each of the following conditions:

            (a) The Agent shall have received ten (10) copies of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers, and each of the Lenders.

            (b) The Bankruptcy Court shall have entered an order in form and substance satisfactory to the Agent authorizing the LFC Funds Administrator and the Borrowers to enter into this Amendment. Such order shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect and, if such order is the

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         subject of any pending appeal, no performance of any obligation of any party hereto shall have been stayed pending such appeal.

         5. REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

            (a) all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

            (b) no Default or Event or Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the terms of the Credit Agreement;

            (c) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

            (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court, except such consents and approvals as shall have been obtained.

         6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         6.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

         6.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            [The remainder of this page is intentionally left blank]

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as
                                       LFC Funds Administrator

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       BORROWERS:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its individual
                                       capacity and in its capacity as the LFC
                                       Funds Administrator

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE REALTY CORPORATION,
                                       a Florida corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ SHOPPING SERVICE, INC., a Florida corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

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                                       LEVITZ FURNITURE COMPANY OF THE
                                       MIDWEST, INC., a Colorado corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE COMPANY OF THE
                                       PACIFIC, INC., a California corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY, INC., a Colorado corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY, INC., a California corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       LEVITZ FURNITURE COMPANY OF WASHINGTON
                                       REALTY, INC., a Washington corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

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                                       JOHN M. SMYTH COMPANY, an Illinois
                                       corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                       By: /s/ SHEILA C. REINKEN
                                           -----------------------------------
                                       Name:  SHEILA C. REINKEN
                                       Title: TREASURER

                                       AGENT:

                                       BT COMMERCIAL CORPORATION, in its
                                       capacity as Agent

                                       By: /s/ FRANK FAZIO
                                           -----------------------------------
                                       Name:  FRANK FAZIO
                                       Title: VICE PRESIDENT

                                       REVOLVING LENDERS:

                                       BT COMMERCIAL CORPORATION, a Delaware
                                       corporation in its respective
                                       capacities as Revolving Lender
                                       and Collateral Agent

                                       By: /s/ FRANK FAZIO
                                           -----------------------------------
                                       Name:  FRANK FAZIO
                                       Title: VICE PRESIDENT

                                       CARGILL FINANCIAL SERVICES CORPORATION,
                                       in its capacity as Revolving Lender

                                       By: /s/ JEFFREY D. LEA
                                           -----------------------------------
                                       Name:  JEFFREY D. LEA
                                       Title: SENIOR VICE PRESIDENT

                                       FINOVA CAPITAL CORPORATION, it its
                                       capacity as Revolving Lender

                                       By: /s/ PETE MARTINEZ
                                           -----------------------------------
                                       Name:  PETE MARTINEZ
                                       Title: VICE PRESIDENT

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                                       HELLER FINANCIAL, INC., in its capacity
                                       as Revolving Lender

                                       By: /s/ DWAYNE  L. COKER
                                           -----------------------------------
                                       Name:  DWAYNE L. COKER
                                       Title: VICE PRESIDENT

                                       LASALLE NATIONAL BANK, in its capacity
                                       as Revolving Lender

                                       By: /s/ CHRISTOPHER G. CLIFFORD
                                           -----------------------------------
                                       Name:  CHRISTOPHER G. CLIFFORD
                                       Title: SENIOR VICE PRESIDENT

                                       CONGRESS FINANCIAL CORPORATION (CENTRAL), in its capacity as Revolving Lender

                                       By: /s/ WILLIAM H. BLOOM
                                           -----------------------------------
                                       Name:  WILLIAM H. BLOOM
                                       Title: SENIOR VICE PRESIDENT

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, in its capacity as Revolving Lender

                                       By: /s/ THOMAS V. FERNANDES
                                           -----------------------------------
                                       Name:  THOMAS V. FERNANDES
                                       Title: SENIOR ACCOUNT EXECUTIVE

                                       SILVER OAK CAPITAL L.L.C., in its
                                       capacity as Revolving Lender

                                       By: /s/ JEFFREY H. ARONSON
                                           -----------------------------------
                                       Name:  JEFFREY H. ARONSON
                                       Title: AUTHORIZED SIGNATURE

                                       TERM LENDER:

                                       SILVER OAK CAPITAL L.L.C., in its
                                       capacity as Revolving Lender

                                       By: /s/ JEFFREY H. ARONSON
                                           -----------------------------------
                                       Name:  JEFFREY H. ARONSON
                                       Title: AUTHORIZED SIGNATURE

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